UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Address of principal executive offices)  (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 06/30

Date of reporting period: 06/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

IMS Capital Value Fund

IMS Strategic Income Fund

IMS Dividend Growth Fund

Annual Report

June 30, 2013

Fund Advisor:

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders,

The stock market has risen nicely over the past year. Large, mid and small cap stocks have each produced double digit returns as investors observed an improving housing and auto market, lower unemployment, rising household net worth, reduction of the federal deficit, and improving consumer confidence. The U.S. economy is expected to grow approximately 2.5% in the second half of 2013, and while unemployment is higher than normal at 7.6%, it’s still better than many markets around the world. During the last month and a half ended June 30, 2013, domestic stocks turned negative amid worries that the Federal Reserve would soon begin to scale back its aggressive efforts to keep interest rates low. We believe what took place in June was simply a normal correction. Any sign of the Federal Reserve tapering its bond purchasing program should only be seen as a positive sign for the U.S. economy, as it will mean that there has been a continued improvement in employment levels and that the economy is growing at a faster level than we are realizing today.

Over the six months ended June 30, 2013 the IMS Capital Value Fund returned +13.02% and for the twelve-month period it returned +17.54%. The Fund’s benchmark, the S&P 500 index, returned +13.82% over the six-month period ended June 30, 2013, and over the twelve-month period it returned +20.60%. The Fund’s return was lower than the index for the one-year period due to the performance of the underlying securities detailed below as well as the lower weighting in large-cap stocks compared to the index.

While the IMS Capital Value Fund’s returns were lower than the S&P 500 Index for the one-year period, we have been gaining ground over the last 3 quarters since our change to incorporate large-cap stocks in the Fund’s strategy. For the last 3 quarters, the IMS Capital Value Fund returned +15.77%. The Fund’s benchmark returned 13.40% over the same time period.

The Fund is positioned in sectors and companies that we believe are well-suited for the current, slow economic recovery. The largest sector concentration was in Consumer Cyclicals at 18.5%. The second largest concentration was Healthcare at 15.8% and the third largest weighting was Financials at 14.3%.

During the past year, major contributors to the Fund were: satellite provider, Dish network, returning +54.34% with its low cost platform and speculation that it will merge with Sprint. Another stock that performed well was oil and gas rig company, Helmerich and Payne, returning +50.37%, as net income rose nearly 80% during the past year due to a one-time $150 million gain on investment assets sold. In addition, the company enjoys premium pricing and longer than average contract terms on its specialized FlexRigs. Another great performer was Service Corp. International, returning +47.30%. It is one of the world’s largest providers of funeral, burial, cremation services and related supplies. The company has posted record sales and earnings for three years in a row, and it continues to be one of our favorite holdings.

Companies that detracted from the Fund’s performance over the last year were: Peabody Energy Corp, -47.5% from when it was bought. The stock has suffered due to continued weak coal prices and decline in U.S. coal consumption. Coal pricing and demand should pick up as the economies of Asian countries improve. Another poor performer has been Apple, with a -19.5% return from when it was purchased. Apple’s stock performance has been suffering due to competition from Samsung. We think there is room for both, as the smartphone market is expected to double from 2011 to 2014. In addition, Apple pays a 2.7% dividend yield and is buying back $60 billion of its shares. Another stock detractor has been Austin, Texas based pawn store operator and loan company, EZCorp, Inc. which has dropped -19.1% since it was purchased due to falling gold prices. EZCorp is in the midst of a restructuring and has its sights set on Mexico for future growth.

Going forward we continue to focus on undervalued stocks that have the potential to grow earnings, are down in price, and are seasoned. We are positioned in companies that we believe are poised to benefit from a continued slow recovery. We have also added companies that should benefit from an eventual rise in interest rates. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2013)
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	17.54%	2.26%	6.08%
S&P 500® Index**	20.60%	7.01%	7.30%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 1.89% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and

the S&P 500® Index for the 10 Years Ended June 30, 2013 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2003 and held through June 30, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders,

The IMS Strategic Income Fund posted a return of +2.68% for the 6-month period ended June 30, 2013. The Barclay’s Capital Aggregate Bond Index, the Fund’s benchmark, returned -2.44 % over the same period. Over the 1-year period, the Fund returned 10.02% while the Barclay’s benchmark returned -0.69%. The IMS Strategic Income Fund posted an average annual return of +7.52%, over the last 3 years, compared to the Fund’s benchmark, which posted an average annual return of +3.51%.

We continue to be “strategic” in how we manage the Fund. The low interest rate environment and slowly improving economy have motivated investors to gradually begin taking on more risk and move beyond the safety and low yields of short-term U.S. Treasuries, the highest-rated investment grade bonds, and money market instruments. These categories made up a very small percentage of the holdings in the IMS Strategic Income Fund due to their historically low yields, which are often under 1% and well below the rate of inflation of just under 2%. The Fund’s holdings currently include more categories of bonds than its benchmark, which is comprised primarily of domestic government and corporate investment grade bonds. The improving economy, increasing corporate earnings and demand for higher yields have helped high yield bonds and prices for equities. International economies have generally improved as well, which has helped the prices of international bonds. Exposure to all three of these areas helped the IMS Strategic Income Fund outperform its benchmark.

About 79% of the Fund’s invested (non-cash) assets are currently invested in bonds, with the balance in income producing equity securities such as preferred stocks, income trusts, and dividend-paying common stocks. Currently, our weighting of investment grade bonds is 29%. In the future, when interest rates are significantly higher, we have the flexibility to own a much larger percentage of investment grade bonds. At this time, investment grade yields are simply too low to justify a higher weighting.

Roughly 26% of the Fund’s invested (non-cash) assets are invested in U.S. high-yield bonds, and 24% in international high-yield bonds. The volatility of the Fund has been managed by diversifying amongst a number of different income producing securities representing a number of different sectors and economies.

The U.S. economy continues to grow very slowly, which leaves plenty of room for improvement. In an improving economy, high yield bonds tend to do better than investment grade bonds. We are conscious of the fact that U.S. interest rates are historically low and that rising interest rates do pose a threat to bond prices. For this reason, we have chosen to focus on bonds with shorter maturities. The change in the interest rate environment may have begun this June, but it is too early to call it a trend. We have been investing more of the Fund’s assets in companies that tend to do better in a rising interest rate environment like banks, insurance companies and brokerage companies with exposure to money market funds. We expect inflation to remain subdued as the labor supply around the world continues to be greater than available jobs.

We are proud of the fact that the IMS Strategic Income Fund has paid a dividend every month for over a decade. Going forward, we continue to focus on finding the best balance between high current income, reasonable volatility and moderate appreciation. We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2013)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	10.02%	2.23%	2.89%
Barclays Capital Aggregate Bond Index**	-0.69%	5.19%	4.52%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 2.02% of average daily net assets (1.89% after fee waivers/expense reimbursements by the Adviser). Effective November 1, 2012, the Advisor had contractually agreed to cap certain operating expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) Dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses: and 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays Capital Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and

the Barclays Captial Aggregate Bond Index for the 10 Years Ended June 30, 2013 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2003 and held through June 30, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

Dear Fellow Shareholders,

Stocks of all sizes performed well during the last year. The U.S. economy continued its slow growth path while showing signs of improving corporate profits, stronger housing and auto markets, employment growth and reduced government deficits. International economies as a whole are getting stronger, although these markets are lagging U.S. markets in many respects. For example, during the one-year period ended June 30, 2013, the S&P 500 index, the Fund’s benchmark, which is made up primarily of large-cap U.S. stocks, rose +20.60%, while the MSCI EAFE International index rose +15.14%.

Over the one-year period ended June 30, 2013, the IMS Dividend Growth Fund returned +18.10%. The Fund’s return was lower than the index for the one year period primarily due to the Fund’s weighting in international stocks. We believe the Fund performed well considering that about 30% of the Fund’s holdings were international and 70% were domestic as of June 30, 2013. The Fund is also diversified by company size, with 48% invested in large-cap companies, 26% in mid-cap companies and 22% in small-cap companies. The primary purpose of the Fund is to provide capital appreciation and dividend income from companies that provide growing dividends. The Fund is truly all-cap and global in nature.

Our top three sector weightings were technology, industrials and financials at 19%, 15% and 14%, respectively. These sectors are highly cyclical and tend to perform well as the economy improves and conversely, if the economy is slowing, these sectors will tend to underperform. We are well-diversified across all ten of the major S&P sectors, with an average weighting of 7% in areas such as healthcare, consumer cyclicals and consumer staples. The majority of the companies we own have been raising their dividends consistently each year.

The Fund’s best performers over the past year were as follows: Ituran, a location based vehicle recovery and tracking service provider, which returned +57.66%. This small Israeli company pays a significant dividend and has a clean balance sheet. European pharmaceutical company, Sanofi, returned +42.41%. The company is having success with drugs in the pipeline that address diseases where there are no current treatments. Johnson & Johnson, returned +37.2% due to strength in new drug launches and the rebound in its consumer product group.

The Fund’s worst performers were as follows: AllianceBernstein Holding L.P., an investment management company, which showed a loss of -23.46% during the period we owned it. We expect this company to perform well as investors begin shifting money into equities from fixed income when interest rates rise. Intersections, a subscription-based consumer protection service provider, fell -22.3% due to a recent drop in revenue and earnings per share. It currently pays a dividend of 8.60%. China Petroleum & Chemical Corporation posted a -20.4% drop, as the energy company has been impacted by China’s slower growth outlook and the government’s lowering of refined product prices. This company should do well long term as it remains China’s dominant refiner.

Looking forward, we believe the appeal of dividend-paying stocks will be remain strong as low interest rates and the favorable tax treatment of qualified dividends continue to make this category attractive to income-seeking, aging baby boomer investors.

We believe that most of the companies in the Fund have unique franchises that should enable them to deliver strong earnings and raise their dividend payments over time. We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue focusing on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns
	(for periods ended June 30, 2013)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	18.10%	3.77%	4.52%
S&P 500® Index**	20.60%	7.01%	7.30%

Total annual operating expenses for the fiscal year ended June 30, 2012, as disclosed in the Fund’s prospectus, were 2.25% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Adviser). The Advisor had contractually agreed to cap certain operating expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2013.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth and

the S&P 500® Index for the 10 years Ended (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2003 and held through June 30, 2013. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

[1]	As a percent of net assets.
[2]	A substantial portion of the percentage for the other asset less liabilities is unsettled security trades. See receivable for investments sold on the Statements of Assets and Liabilities.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

[1]	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a selection process designed to include small-, mid- and large-cap companies with dividend yields and dividend growth rates that exceed the average of the S&P 500® Index.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 through June 30, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 – June 30, 2013
Capital Value Fund
Actual	$1,000.00	$1,130.22	$11.00
Hypothetical**	$1,000.00	$1,014.47	$10.40
Strategic Income Fund
Actual	$1,000.00	$1,026.79	$9.55
Hypothetical**	$1,000.00	$1,015.37	$9.50
Dividend Growth Fund
Actual	$1,000.00	$1,104.65	$10.37
Hypothetical**	$1,000.00	$1,014.94	$9.92

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 2.08%, 1.90%, and 1.99%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

COMMON STOCKS – 98.53%	Shares	Fair Value

Consumer Discretionary – 32.60%
Apple, Inc.	1,800	$712,944
CST Brands, Inc. (a)	22,088	680,531
D.R. Horton, Inc.	15,900	338,352
DISH Network Corp. – Class A	15,400	654,808
Dollar Tree, Inc. (a)	18,600	945,624
Domino’s Pizza, Inc.	12,700	738,505
EZCORP, Inc. – Class A (a)	44,000	742,720
H&R Block, Inc.	21,300	591,075
Home Depot, Inc. / The	7,800	604,266
Lennar Corp. – Class A	9,400	338,776
McDonald’s Corp.	6,600	653,400
Outerwall, Inc. (a)	11,500	674,705
Rent-A-Center, Inc.	16,300	612,065
Service Corporation International	47,500	856,425
Stanley 7Black & Decker, Inc.	9,000	695,700
Starbucks Corp.	12,700	831,723
Yum! Brands, Inc.	10,800	748,872

		11,420,491

Consumer Staples – 5.18%
Clorox Co. / The	6,800	565,352
Dr. Pepper Snapple Group, Inc.	14,200	652,206
Wal-Mart Stores, Inc.	8,000	595,920

		1,813,478

Energy – 7.36%
Apache Corp.	7,300	611,959
Diamond Offshore Drilling, Inc.	5,550	381,785
Helmerich & Payne, Inc.	6,800	424,660
Peabody Energy Corp.	22,200	325,008
Southwestern Energy Co. (a)	13,500	493,155
Valero Energy Corp.	9,800	340,746

		2,577,313

Financials – 8.45%
First American Financial Corp.	30,400	670,016
JPMorgan Chase & Co.	12,500	659,875
KeyCorp	82,600	911,904
Wells Fargo & Co.	17,400	718,098

		2,959,893

Health Care – 15.70%
Bristol-Myers Squibb Co.	17,100	764,199
Cardinal Health, Inc.	14,100	665,520

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

June 30, 2013

COMMON STOCKS – 98.53% – continued	Shares	Fair Value
Health Care – 15.70% – continued
IDEXX Laboratories, Inc. (a)	8,500	$763,130
Patterson Companies, Inc.	19,600	736,960
Questcor Pharmaceuticals, Inc.	23,900	1,086,494
WellPoint, Inc.	9,900	810,216
Zimmer Holdings, Inc.	9,000	674,460

		5,500,979

Industrials – 5.99%
Caterpillar, Inc.	8,100	668,169
Cummins, Inc.	3,550	385,033
Republic Services, Inc.	19,800	672,012
Southwest Airlines Co.	29,000	373,810

		2,099,024

Information Technology – 10.29%
Broadcom Corp. – Class A	16,600	560,416
EMC Corp.	19,400	458,228
Lam Research Corp. (a)	15,200	673,968
Oracle Corp.	14,500	445,440
Paychex, Inc.	19,400	708,488
Symantec Corp.	33,700	757,239

		3,603,779

Materials – 4.82%
Axiall Corp.	6,600	281,028
EI du Pont de Nemours & Co.	12,200	640,500
Scotts Miracle-Gro Co. / The – Class A	15,900	768,129

		1,689,657

Telecommunication Services – 3.97%
Verizon Communications, Inc.	13,400	674,556
Yahoo!, Inc. (a)	28,500	715,635

		1,390,191

Utilities – 4.17%
Aqua America, Inc.	23,150	724,363
PPL Corp.	24,400	738,344

		1,462,707

TOTAL COMMON STOCKS (Cost $29,803,354)		34,517,512

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

SCHEDULE OF INVESTMENTS – (continued)

June 30, 2013

REAL ESTATE INVESTMENT TRUSTS – 0.95%	Shares	Fair Value
Weyerhaeuser Co.	11,700	$333,333

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $241,074)		333,333

MONEY MARKET SECURITIES – 0.04%
Federated Prime Obligations Fund – Institutional Shares, 0.04% (b)	12,560	12,560

TOTAL MONEY MARKET SECURITIES (Cost $12,560)		12,560

TOTAL INVESTMENTS (Cost $30,056,988) – 99.52%		$34,863,405

Other assets less liabilities – 0.48%		167,321

TOTAL NET ASSETS – 100.00%		$35,030,726

(a)	Non-income producing.

(b)	Variable rate security; the rate shown represents the yield at June 30, 2013.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

COMMON STOCKS – 13.06%	Shares	Fair Value

Consumer Discretionary – 2.92%
General Electric Co.	25,400	$589,026
Iron Mountain, Inc.	20,700	550,827

		1,139,853

Consumer Discretionary – 1.45%
Phillip Morris International, Inc.	6,500	563,030

Energy – 5.71%
Lightstream Resources Ltd.	89,000	664,243
Pengrowth Energy Corp.	198,200	977,126
Total SA (a)	12,000	584,400

		2,225,769

Financials – 1.50%
Bank of Nova Scotia	10,900	583,695

Materials – 1.48%
Dow Chemical Co./The	17,900	575,843

TOTAL COMMON STOCKS (Cost $5,379,470)		5,088,190

PREFERRED SECURITIES – 4.70%
Metlife, Inc., 5.000%, 03/26/2014	12,100	662,959
Hilton Hotels Corp. – 8.000%, 08/15/2031	16,820	415,244
US Bancorp – Series G, 6.000%	27,500	753,775

TOTAL PREFERRED SECURITIES (Cost $1,715,969)		1,831,978

CORPORATE BONDS – 41.06%	Principal Amount
Alcatel-Lucent USA, Inc., 6.450%, 03/15/2029	$1,350,000	1,029,375
American Casino and Entertainment Properties, LLC, 11.000%, 06/15/2014	545,000	544,659
Bank of America Corp., 9.000%, 04/16/2027 (c) (d)	650,000	643,500
Barclays Bank PLC, 7.625%, 11/21/2022	600,000	590,250
Barclays Bank PLC, 8.000%, 04/28/2023	800,000	738,560
Bridgemill Finance, LLC, 8.000%, 07/15/2017 (c) (e)	909,835	891,638
Chrysler Group, 8.000%, 06/15/2019	500,000	548,125
Citigroup, Inc., 8.000%, 01/30/2023 (d)	448,000	415,879
Credit Agricole SA, 8.375%, 10/29/2049 (b) (d) (e)	1,200,000	1,276,500
JC Penny Corp., Inc., 6.875%, 10/15/2015	800,000	802,000
JC Penny Corp., Inc., 7.950%, 04/01/2017	600,000	580,500
Gentiva Health Services, 11.500%, 09/01/2018	1,000,000	1,035,000
Goldman Sachs Group, Inc., 10.000%, 10/31/2022 (d)	500,000	490,235
Marina District Finance, 9.500%, 10/15/2015	775,000	809,875
Molycorp, Inc., 10.000%, 06/01/2020	750,000	731,250
Morgan Stanley, 8.000%, 07/29/2022	500,000	542,075

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

June 30, 2013

CORPORATE BONDS – 41.06% – continued	Principal Amount	Fair Value

Morgan Stanley, 12.000%, 03/25/2031 (d)	$600,000	$596,172
Morgan Stanley, 9.000%, 06/30/2031 (d)	900,000	960,750
NII Capital Corp., 7.625%, 04/01/2021	1,100,000	866,250
O&G Leasing, LLC, 10.500%, 09/15/2013 (c) (e) (f) (g) (h)	1,530,000	1,086,300
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031 (c) (e) (g)	361,000	238,260
Thornton Drilling Co., 5.000%, 06/15/2018 (c) (g)	659,773	554,209

TOTAL CORPORATE BONDS (Cost $16,179,302)		15,971,362

REVERSE CONVERTIBLE BONDS – 4.86%
Barclays Bank PLC, 15.000%, 10/15/2013	600,000	536,940
JPMorgan Chase & Co., 8.150%, 04/28/2014	800,000	776,800
Royal Bank of Canada, 11.750%, 10/16/2013	600,000	580,080

TOTAL REVERSE CONVERTIBLE BONDS (Cost $2,000,000)		1,893,820

MUNICIPAL BONDS – 1.27%
Peralta California Community College District, 7.309%, 08/01/2031	460,000	496,207

TOTAL MUNICIPAL BONDS (Cost $520,980)		496,207

FOREIGN BONDS DENOMINATED IN US DOLLARS – 18.71%
Cash Store Financial Services, 11.500%, 01/31/2017 (e)	1,289,000	974,432
Ceagro Agricola, Ltd. 10.750%, 05/16/2016 (e)	800,000	806,136
Chukchansi Economic Development Authority, 9.750%, 05/30/2020 (e) (j)	1,227,651	607,687
Newland International Properties Corp., 9.500%, 11/15/2014 (e) (f) (h)	700,000	532,000
Oceanografia SA de CV, 11.250%, 07/15/2015 (e)	1,150,000	968,875
Panama Canal Railway Co., 7.000%, 11/01/2026 (e) (i)	613,200	594,804
Petroleos de Venezuela SA, Series 2014, 4.900%, 10/28/2014	900,000	846,000
Petroleos Mexicanos, 7.650%, 11/24/2021 (e) (k)	612,992	620,155
Provincia de Buenos Aires, 9.625%, 04/18/2028 (e)	1,000,000	630,000
UPM-Kymmene Oyj Corp., 7.450%, 11/26/2027 (e)	700,000	712,250

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $8,239,664)		7,292,339

MONEY MARKET SECURITIES – 0.14%	Shares
Federated Prime Obligations Fund – Institutional Shares, 0.04% (d)	55,323	55,323

TOTAL MONEY MARKET SECURITIES (Cost $55,323)		55,323

TOTAL INVESTMENTS (Cost $34,090,709) – 83.80%		$32,629,219

Other assets less liabilities – 16.20%(l)		6,315,501

TOTAL NET ASSETS – 100.00%		$38,944,720

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS – (continued)

June 30, 2013

All securities held are pledged as collateral for the funds’ line of credit.

(a)	American Depositary Receipt.

(b)	Perpetual Bond – the bond has no maturity date.

(c)	This security is currently valued by the Advisor, according to fair value procedures approved by the Trust.

(d)	Variable rate security; the rate shown represents the yield at June 30, 2013.

(e)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	Non-income producing.

(g)	Security is illiquid at June 30, 2013, at which time the aggregate value of illiquid securities is $1,878,769 or 4.82% of net assets.

(h)	Issue is in default.

(i)	Asset Backed Security.

(j)	Partial interest payments made for the year ended June 30, 2013.

(k)	Security initially issued in Mexican Pesos and converted at time of acquisition to U.S. dollars.

(l)	A substantial portion of the percentage for the other assets less liabilities is unsettled security trades. See receivable for investments sold on the Statements of Assets and Liabilities.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

COMMON STOCKS – 99.38%	Shares	Fair Value

Consumer Discretionary – 13.14%
Asia Entertainment & Resources, Ltd.	52,462	$220,340
Buckle, Inc. / The	4,500	234,090
Hasbro, Inc.	4,500	201,735
McDonalds Corp.	2,060	203,940
NIKE, Inc. – Class B	3,000	191,040

		1,051,145

Consumer Staples – 7.05%
Coca-Cola Co. / The	4,200	168,462
Phillip Morris International, Inc.	2,350	203,557
Safeway, Inc.	8,100	191,646

		563,665

Energy – 11.81%
China Petroleum and Chemical Corp. (a)	1,120	102,480
Lightstream Resources Ltd.	23,735	177,144
Linn Co. LLC	5,500	204,985
Royal Dutch Shell PLC (a)	2,115	134,937
Seadrill Ltd.	4,810	195,959
Total SA (a)	2,662	129,639

		945,144

Financials – 14.23%
AllianceBernstein Holding LP	5,970	124,295
Bank of Nova Scotia	2,255	120,755
BGC Partners, Inc. – Class A	31,640	186,359
Federated Investors, Inc. – Class B	7,517	206,041
National Australia Bank Ltd. (a)	3,790	102,614
New Residential Investment Corp.	20,200	136,148
Newcastle Investment Corp.	20,200	105,646
Wells Fargo & Co.	3,800	156,826

		1,138,684

Health Care – 7.18%
Johnson & Johnson	2,480	212,933
National Healthcare Corp.	4,400	210,320
Sanofi (a)	2,935	151,182

		574,435

Industrials – 15.20%
Boeing Co. / The	2,330	238,685
Copa Holdings SA – Class A	1,155	151,444
Diana Containerships, Inc.	20,100	85,827
Healthcare Services Group, Inc.	10,530	258,196

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

June 30, 2013

COMMON STOCKS – 99.38% – continued	Shares	Fair Value

Industrials – 15.20% – continued
Intersections, Inc.	18,350	$160,929
Norfolk Southern Corp.	2,000	145,300
Siemens AG (a)	1,735	175,773

		1,216,154

Information Technology – 18.56%
Apple, Inc.	435	172,295
Cisco Systems, Inc.	8,500	206,635
Cypress Semiconductor Corp. (b)	18,240	195,715
Diebold, Inc.	5,500	185,295
IAC / InterActiveCorp.	3,710	176,448
Intel Corp.	8,430	204,175
Ituran Location and Control Ltd.	9,580	161,615
Microchip Technology, Inc.	4,900	182,525

		1,484,703

Materials – 3.72%
BHP Billiton LTD (a)	2,310	133,195
Dow Chemical Co. / The	5,100	164,067

		297,262

Telecommunication Services – 7.03%
CenturyLink, Inc.	4,000	141,400
Rogers Communications, Inc. – Class B	2,680	105,056
Telecom Corporation of New Zealand Ltd. (a)	15,303	131,759
Verizon Communications, Inc.	3,650	183,741

		561,956

Utilities – 1.46%
CPFL Energia S.A. (a)	6,380	116,690

TOTAL COMMON STOCKS (Cost $7,578,274)		7,949,838

MONEY MARKET SECURITIES – 0.56%
Federated Prime Obligations Fund – Institutional Shares, 0.04% (c)	44,744	44,744

TOTAL MONEY MARKET SECURITIES (Cost $44,744)		44,744

TOTAL INVESTMENTS – (Cost $7,623,018) – 99.94%		$7,994,582

Other assets less liabilities – 0.06%		5,112

TOTAL NET ASSETS – 100.00%		$7,999,694

(a)	American Depositary Receipt.

(b)	Non-income producing.

(c)	Variable rate security; the rate shown represents the yield at June 30, 2013.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2013

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets
Investments in securities:
At cost	$30,056,988	$34,090,709	$7,623,018

At fair value	$34,863,405	$32,629,219	$7,994,582
Cash	–	7,917	–
Dividends receivable	26,265	175,362	27,796
Receivable for Fund shares purchased	204	–	–
Receivable for investments sold	873,226	6,531,646	–
Prepaid expenses	15,498	12,516	4,468
Interest receivable	11	432,624	3
Reclaims receivable	–	–	1,422

Total assets	35,778,609	39,789,284	8,028,271

Liabilities
Line of credit	–	756,000	–
Payable for investments purchased	614,201	–	–
Payable to Advisor (a)	35,513	34,440	6,750
Accrued expenses	28,559	30,780	18,433
Payable to administrator (a)	18,414	12,415	3,052
Payable for Fund shares redeemed	49,574	7,680	–
Payable to trustees and officers	773	1,196	180
Payable to custodian (a)	849	2,053	162

Total liabilities	747,883	844,564	28,577

Net Assets	$35,030,726	$38,944,720	$7,999,694

Net Assets consist of:
Paid in capital	$41,408,899	$84,327,713	$10,054,141
Accumulated undistributed net investment income (loss)	(42,875)	41,696	–
Accumulated net realized gain (loss) on investments	(11,141,715)	(43,961,002)	(2,425,883)
Net unrealized appreciation (depreciation) on investment securities and foreign currency	4,806,417	(1,463,687)	371,436

Net Assets	$35,030,726	$38,944,720	$7,999,694

Shares outstanding (unlimited number of shares authorized, no par value)	1,988,320	6,377,309	730,156

Net asset value and offering price per share	$17.62	$6.11	$10.96

Redemption price per share (b)	$17.53	$6.08	$10.91

(a)	See Note 5 in the Notes to the Financial Statements.

(b)	The redemption price per share reflects a redemption fee of 0.50% on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2013

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Investment Income
Dividend income (net of foreign withholding tax of $0, $19,745 and $16,735 respectively)	$823,706	$1,838,825	$397,016
Interest income (net of foreign withholding tax of $0, $2,091 and $0 respectively)	2,810	2,373,274	214

Total Income	826,516	4,212,099	397,230

Expenses
Investment Advisor fees (a)	457,167	472,466	103,617
Administration expenses (a)	139,882	129,226	18,679
Transfer agent expenses (a)	47,794	23,784	27,496
Registration expenses	18,600	17,938	8,266
Audit expenses	16,036	21,000	15,000
Custodian expenses (a)	9,054	25,609	3,835
CCO expenses	12,186	12,246	2,639
Legal expenses	31,280	30,884	4,736
Trustee expenses	13,289	9,711	2,813
Printing expenses	21,198	14,368	4,242
Other expenses (overdraft fees)	103	864	384
Pricing expenses	3,229	6,314	2,683
Insurance expenses	4,259	3,556	2,414
Miscellaneous expenses	3,049	2,847	2,459
Interest expenses	3,230	2,453	1,176

Total expenses	780,356	773,266	200,439
Less: Fees waived by Advisor (a)	–	(41,224)	(38,289)

Net expenses	780,356	732,042	162,150

Net Investment Income (Loss)	46,160	3,480,057	235,080

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities and foreign currency	71,564	(5,633,955)	707,384
Change in unrealized appreciation on investment securities and foreign currency	5,942,144	5,590,237	451,805
Change in unrealized appreciation (depreciation) on options contracts	–	–	(8,424)

Net realized and unrealized gain (loss) on investment securities and foreign currency	6,013,708	(43,718)	1,150,765

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,059,868	$3,436,339	$1,385,845

(a)	See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2013

Increase/(Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$3,436,339

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Return of capital distributions received from Real Estate Investment Trusts	41,896
Accretion of discount/Amortization of premium, net	(97,428)
Purchase of long term investment securities	(133,298,850)
Proceeds from disposition of long term investment securities	132,149,226
Purchases of short term securities, net	(74,988)
Increase in receivable for investments sold	(4,346,514)
Increase in dividends and interest receivable	(78,783)
Increase in prepaid expenses	(4,189)
Decrease in payable to Advisor	(287)
Increase in accrued expenses and expenses payable	798
Net realized loss on investment securities and foreign currency	5,633,955
Change in unrealized appreciation (depreciation) on investments and foreign currency	(5,590,237)

Net cash used in operating activities	(2,229,062)

Cash flows provided by financing activities:
Proceeds from line of credit	8,702,000
Repayments for line of credit	(7,946,000)
Proceeds from shares purchased	10,962,786
Amount paid for shares redeemed	(9,123,293)
Cash distributions paid	(358,514)

Net cash provided by financing activities	2,236,979

Net change in cash	$7,917

Cash balance at June 30, 2012	$–

Cash balance at June 30, 2013	$7,917

*	Non cash financing activities not included herein consist of reinvestment of dividends of $3,060,210 and payable for Fund shares redeemed of $7,680.

*	Interest paid by the Fund for outstanding balances on the line of credit amounted to $2,453.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$46,160	$(218,332)
Net realized gain (loss) on investment securities	71,564	(1,294,363)
Change in unrealized appreciation (depreciation) on investment securities	5,942,144	(5,837,485)

Net increase (decrease) in net assets resulting from operations	6,059,868	(7,350,180)

Capital Share Transactions
Proceeds from shares purchased	2,075,301	2,995,275
Amount paid for shares redeemed	(13,391,645)	(14,874,929)
Proceeds from redemption fees	3,751	4,063

Net increase (decrease) in net assets resulting from share transactions	(11,312,593)	(11,875,591)

Total Increase (Decrease) in Net Assets	(5,252,725)	(19,225,771)

Net Assets
Beginning of year	40,283,451	59,509,222

End of year	$35,030,726	$40,283,451

Accumulated undistributed net investment income (loss) included in net assets at end of year	$(42,875)	$(131,520)

Capital Share Transactions
Shares purchased	131,017	195,690
Shares issued in reinvestment of distributions	–	–
Shares redeemed	(829,412)	(986,561)

Net increase (decrease) in capital shares	(698,395)	(790,871)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$3,480,057	$3,389,847
Net realized gain (loss) on investment securities and foreign currency	(5,633,955)	(1,849,577)
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	5,590,237	(2,950,671)

Net increase (decrease) in net assets resulting from operations	3,436,339	(1,410,401)

Distributions
From net investment income	(3,367,144)	(3,282,175)
Return of capital	(51,580)	(50,649)

Total distributions	(3,418,724)	(3,332,824)

Capital Share Transactions
Proceeds from shares purchased	10,962,786	6,712,725
Reinvestment of distributions	3,060,210	2,950,444
Amount paid for shares redeemed	(9,124,360)	(13,819,822)
Proceeds from redemption fees	2,049	2,737

Net increase (decrease) in net assets resulting from share transactions	4,900,685	(4,153,916)

Total Increase (Decrease) in Net Assets	4,918,300	(8,897,141)

Net Assets
Beginning of year	34,026,420	42,923,561

End of year	$38,944,720	$34,026,420

Accumulated undistributed net investment income included in net assets at end of year	$41,696	$12,013

Capital Share Transactions
Shares purchased	1,751,628	1,078,780
Shares issued in reinvestment of distributions	491,119	479,641
Shares redeemed	(1,459,629)	(2,194,100)

Net increase (decrease) in capital shares	783,118	(635,679)

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended June 30, 2013	Year ended June 30, 2012
Increase in Net Assets due to:
Operations
Net investment income	$235,080	$206,766
Net realized gain (loss) on investment securities and foreign currency	707,384	360,373
Change in unrealized appreciation (depreciation) on investment securities and written options	443,381	(485,892)

Net increase in net assets resulting from operations	1,385,845	81,247

Distributions
From net investment income	(287,152)	(171,284)
Tax return of capital	(104,972)	–

Total distributions	(392,124)	(171,284)

Capital Share Transactions
Proceeds from shares purchased	1,454,095	2,101,256
Reinvestment of distributions	391,990	171,098
Amount paid for shares redeemed	(2,721,120)	(2,923,447)
Proceeds from redemption fees	213	341

Net increase (decrease) in net assets resulting from share transactions	(874,822)	(650,752)

Total Increase (Decrease) in Net Assets	118,899	(740,789)

Net Assets
Beginning of year	7,880,795	8,621,584

End of year	$7,999,694	$7,880,795

Accumulated undistributed net investment income included in net assets at end of year	$–	$4,705

Capital Share Transactions
Shares purchased	142,287	218,211
Shares issued in reinvestment of distributions	37,625	17,858
Shares redeemed	(259,328)	(301,814)

Net increase (decrease) in capital shares	(79,416)	(65,745)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year ended June 30, 2013	Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of year	$14.99	$17.11		$12.69	$11.20	$18.26

Income from investment operations
Net investment income (loss)	0.01	(0.07	)(a)	(0.12)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments	2.62	(2.05)		4.54	1.58	(5.46)

Total from investment operations	2.63	(2.12)		4.42	1.54	(5.42)

Less Distributions to shareholders:
From net investment income	–	–		–	(0.05)	–
From net realized gain	–	–		–	–	(1.64)

Total distributions	–	–		–	(0.05)	(1.64)

Paid in capital from redemption fees (b)	–	–		–	–	–

Net asset value, end of period	$17.62	$14.99		$17.11	$12.69	$11.20

Total Return (c)	17.54%	(12.39)%		34.83%	13.72%	(29.20)%
Ratios and Supplemental Data
Net assets, end of period (000)	$35,031	$40,283		$59,509	$57,532	$74,076
Ratio of expenses to average net assets	2.06%	1.87%		1.85%	1.78%	1.67%
Ratio of net investment income (loss) to average net assets	0.12%	(0.46)%		(0.71)%	(0.31)%	0.32%
Portfolio turnover rate	146.53%	98.21%		126.11%	14.75%	16.04%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of year	$6.08		$6.89	$6.50	$5.34	$8.88

Income from investment operations
Net investment income (loss)	0.59		0.62	0.62	0.56	0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	(d)	(0.82)	0.38	1.17	(3.51)

Total from investment operations	0.60		(0.20)	1.00	1.73	(2.84)

Less Distributions to shareholders:
From net investment income	(0.56)		(0.60)	(0.58)	(0.56)	(0.69)
Tax return of capital	(0.01)		(0.01)	(0.03)	(0.01)	(0.01)

Total distributions	(0.57)		(0.61)	(0.61)	(0.57)	(0.70)

Paid in capital from redemption fees (a)	–		–	–	–	–

Net asset value, end of period	$6.11		$6.08	$6.89	$6.50	$5.34

Total Return (b)	10.02%		(2.59)%	15.88%	32.97%	(32.44)%
Ratios and Supplemental Data
Net assets, end of period (000)	$38,945		$34,026	$42,924	$42,351	$33,877
Ratio of expenses to average net assets	1.95	%(c)	2.01%	1.97%	2.01%	1.77%
Ratio of expenses to average net assets before waiver & reimbursement	2.06%		2.01%	1.97%	2.01%	1.83%
Ratio of net investment income to average net assets	9.27	%(c)	9.90%	9.05%	8.98%	10.58%
Ratio of net investment income to average net assets before waiver & reimbursement	9.16%		9.90%	9.05%	8.98%	10.52%
Portfolio turnover rate	389.36%		392.81%	400.03%	467.90%	91.23%

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective November 1, 2012, the Advisor agreed to waive fees to maintain Fund expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(d)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year ended June 30, 2013		Year Ended June 30, 2012		Year Ended June 30, 2011	Year Ended June 30, 2010	Year Ended June 30, 2009
Selected Per Share Data
Net asset value, beginning of year	$9.73		$9.85		$7.93	$7.38	$11.29

Income from investment operations
Net investment income (loss)	0.30		0.25		0.15	0.10	0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.44		(0.17)		1.90	0.55	(3.11)

Total from investment operations	1.74		0.08		2.05	0.65	(3.03)

Less Distributions to shareholders:
From net investment income	(0.38)		(0.20)		(0.13)	(0.10)	(0.20)
From net realized gain	–		–		–	–	(0.68)
Tax return of capital	(0.13)		–		–	–	– (a)

Total distributions	(0.51)		(0.20)		(0.13)	(0.10)	(0.88)

Paid in capital from redemption fees (b)	–		–		–	–	–

Net asset value, end of period	$10.96		$9.73		$9.85	$7.93	$7.38

Total Return (c)	18.10%		0.86%		25.91%	8.71%	(26.27)%
Ratios and Supplemental Data
Net assets, end of period (000)	$8,000		$7,881		$8,622	$10,223	$10,362
Ratio of expenses to average net assets	1.97	%(d)	2.09	%(d)	2.66%	2.59%	2.28%
Ratio of expenses to average net assets before waiver & reimbursement	2.43%		2.25%		2.66%	2.59%	2.28%
Ratio of net investment income to average net assets	2.85	%(d)	2.51	%(d)	1.48%	1.21%	0.65%
Ratio of net investment income to average net assets before waiver & reimbursement	2.39%		2.35%		1.48%	1.21%	0.65%
Portfolio turnover rate	97.55%		47.08%		161.85%	129.66%	45.66%

(a)	Distributions amounted to less than $0.005 per share.
(b)	Redemption fees resulted in less than $0.005 per share in each period.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 1. ORGANIZATION

IMS Capital Value Fund (the “Value Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 6, 2004. The IMS Strategic Income Fund (the “Income Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. Effective October 29, 2012, the Income Fund adopted a diversification policy. The IMS Dividend Growth Fund (the “Dividend Growth Fund”) was organized as a non-diversified series of the Trust on June 6, 2004. Effective September 1, 2009, the Dividend Growth Fund adopted a diversification policy. Together, these Funds comprise the IMS Family of Funds. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Value Fund was organized on July 25, 1996 and commenced operations on August 5, 1996. The Income Fund and the Dividend Growth Fund were organized on September 30, 2002 and commenced operations on November 5, 2002. The Dividend Growth Fund changed its name from the IMS Strategic Allocation Fund effective September 1, 2009. The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends and interest. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended June 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2013, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options – Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

The investment objective of the Income Fund and Dividend Growth Fund as it relates to derivative investments is to use such investments in an effort to manage risk and/or generate returns.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

For the year ended June 30, 2013, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) on Investments
Value Fund	$(42,485)	$42,485	$–
Income Fund	(48,634)	(31,650)	80,284
Dividend Growth Fund	(104,972)	152,339	(47,367)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a orderly transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities. See the chart on page 32 for more information on the inputs used by the Advisor in determining fair value of such level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The Pricing Committee of the Board is charged with monitoring the fair valuation policies of the Trust. Huntington Asset Services, Inc. (the Trust’s service provider) has established the Valuation Review Committee (“VRC”) to assist in monitoring all securities that are manually priced (Level 3 securities). After deciding that a security should be priced using unobservable inputs, the Advisor is required to complete a worksheet that indicates a) the reason for pricing the security using unobservable inputs and b) the fair valuation methods and justification for using them. The VRC will analyze the Advisor’s reasons for using unobservable inputs and also analyze the methods used for reasonableness. The VRC generally meets on a weekly basis to review any new manually priced securities as well as to confirm that existing fair valuation methods continue to be valid and reasonable. On a quarterly basis, the Pricing Committee of the Board reviews reports of securities that were manually priced during the quarter and the Advisor’s fair valuation worksheets. Based on its review, the Pricing Committee determines whether to ratify fair value pricing methodologies.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$34,517,512	$–	$–	$34,517,512
Real Estate Investment Trusts	333,333	–	–	333,333
Money Market Securities	12,560	–	–	12,560
Total	$34,863,405	$–	$–	$34,863,405

* Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended June 30, 2013, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$5,088,190	$–	$–	$5,088,190
Preferred Securities	1,831,978	–	–	1,831,978
Corporate Bonds	–	12,557,455	3,413,907	15,971,362
Reverse Convertible Bonds	–	1,893,820	–	1,893,820
U.S. Municipal Bonds	–	496,207	–	496,207
Foreign Bonds	–	7,292,339	–	7,292,339
Money Market Securities	55,323	–	–	55,323
Total	$6,975,491	$22,239,821	$3,413,907	$32,629,219

* Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2012	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2013
Common Stocks*	$–	$(119,770)	$–	$119,770	$–	$–	$–	$–	$–
Preferred Securities	22,050	(2,394,416)	–	2,372,366	–	–	–	–	–
Corporate Bonds	2,668,240	(10,964)	(9,169)	447,828	75,755	(401,283)	643,500	–	3,413,907
Total	$2,690,290	$(2,525,150)	$(9,169)	$2,939,964	$75,755	$(401,283)	$643,500	$–	$3,413,907

* Security valued at zero beginning June 30, 2012, and was subsequently written off in June 2013, which created realized loss.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2013:

	Quantitative information about Level 3 fair value measurements
	Fair value at 6/30/2013	Valuation technique(s)	Unobservable input	Range
Corporate bonds	$2,327,607	Market based	Dealer quote or historical prices	–
	$1,086,300	Discounted cash flow	Discount Rate Anticipated number of payments Anticipated frequency of payment	14.40%(1) 32(1) Quarterly(2)

(1)	A significant increase in the input in isolation would result in a significantly lower fair valuation measurement.

(2)	A significant increase in this input in isolation would result in a significantly higher fair value measurement.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2013 was $447,828 as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	$447,828
Total	$447,828

The Income Fund did hold derivative instruments during the year, but not as of June 30, 2013. The Fund had no transfers between Levels 1 and 2, but there was transfer out of Level 2 and in to Level 3; the transfer was necessary because observable prices/evaluations are no longer provided by the Fund’s pricing vendor for one particular security. See reconciliation of investments for Level 3 securities in chart of previous page. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$7,949,838	$–	$–	$7,949,838
Money Market Securities	44,744	–	–	44,744
Total	$7,994,582	$–	$–	$7,994,582

*Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended June 30, 2013, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Operations under net realized gain (loss) on investment securities.

Please see the chart below for information regarding put options purchased for the Income Fund.

For the year ended June 30, 2013 :

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Put Options Purchased	Net realized gain (loss) on investment securities	97	(97)	$7,359	$–

Call options written are presented on the Statement of Operations under change in unrealized appreciation (depreciation) on options contracts. There were no realized gains or losses on written call options during the fiscal year ended June 30, 2013.

Please see the charts below for information regarding call options written for the Dividend Growth Fund.

For the year ended June 30, 2013

Derivatives	Location of Gain (Loss) on Statements of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Written Call Options	Change in unrealized appreciation (depreciation) on options contracts	$(8,424)

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 4. DERIVATIVE TRANSACTIONS – continued

Transactions in written options by the Dividend Growth Fund during the year ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2012	53	$12,399
Options exercised	(53)	(12,399)

Options outstanding at June 30, 2013	–	$–

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Effective September 1, 2011, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Dividend Growth Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2013 except by the Board of Trustees.

Effective November 1, 2012, the Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Income Fund do not exceed 1.89% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.89% expense cap. This expense cap may not be terminated prior to October 31, 2013 except by the Board of Trustees.

Under the terms of the respective management agreements (the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers, and expenses reimbursed during the fiscal year ended June 30, 2013, as well as amounts due to the Advisor at June 30, 2013.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee (as a percent of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percent of average net assets)	N/A	1.89%	1.95%
Management fees earned	$457,167	$472,466	$103,617
Fees waived and expenses reimbursed	$–	$41,224	$38,289
Payable to Advisor	$35,513	$34,440	$6,750

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

effect, whichever is lower as described above. The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, at June 30, 2013 are as follows:

Fund	Amount	Expires June 30,
Income Fund	$41,224	2016
Dividend Growth Fund	$13,191	2015
Dividend Growth Fund	$38,289	2016

Each Fund retains Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Fund with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the fiscal year ended June 30, 2013 and the amounts due to Huntington and the Custodian at June 30, 2013.

	Value Fund	Income Fund	Dividend Growth Fund
Administration expenses	$139,882	$129,226	$18,679
Reimbursement of Transfer agent expenses	$47,794	$23,784	$27,496
Custodian expenses	$9,054	$25,609	$3,835
Payable to Huntington	$18,414	$12,415	$3,052
Payable to Custodian	$849	$2,053	$162

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2013.

NOTE 6. LINE OF CREDIT

During the fiscal year ended June 30, 2013, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on June 5, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $1,500,000 or 5.000% of the Fund’s daily market value.

	Value Fund	Income Fund	Dividend Growth Fund
Total bank line of credit as of June 30, 2013*	$1,500,000	$1,500,000	$1,500,000
Average borrowings during period	$125,589	$86,203	$11,975
Average interest rate during period	1.713%	1.713%	1.713%
Highest balance drawn during period	$1,000,000	$1,000,000	$359,971
Highest balance interest rate	1.719%	1.709%	1.702%
Interest rate at June 30, 2013	1.694%	1.694%	1.694%

* Prior to June 2013, the total line of credit was $2,500,000 and per fund was $1,000,000, $1,000,000, and $500,000 for the Value Fund, Income Fund, and Dividend Growth Fund, respectively.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 7. INVESTMENTS

For the fiscal year ended June 30, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	51,647,362	133,298,850	7,847,319
Sales
U.S. Government Obligations	$–	$–	$–
Other	56,928,781	132,149,226	8,921,354

As of June 30, 2013 the net unrealized appreciation (depreciation) of investments, including written options, for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$5,681,942	$1,002,715	$706,743
Gross (Depreciation)	(875,525)	(2,424,525)	(343,303)

Net Appreciation (Depreciation) on Investments	$4,806,417	$(1,421,810)	$363,440

Tax Cost	$30,056,988	$34,051,029	$7,631,142

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2013, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 34.26% of the Value Fund and 26.09% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of June 30, 2013, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 48.43% of the Dividend Growth Fund and 38.66% of the Income Fund. As a result, Ameritrade may be deemed to control the Dividend Growth Fund and Income Fund.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the year ended June 30, 2013, the Capital Value Fund did not pay a distribution.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

The tax characterization of distributions for the fiscal years ended June 30, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$–	$–

	$–	$–

Income Fund. For the fiscal year ended June 30, 2013, the Income Fund paid monthly distributions totaling $0.570 per share.

The tax characterization of distributions for fiscal years ended June 30, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$3,367,144	$3,282,175
Return of Capital	51,580	50,649

	$3,418,724	$3,332,824

Dividend Growth Fund. For the fiscal year ended June 30, 2013, the Dividend Growth Fund paid quarterly income distributions totaling $0.510 per share

The tax characterization of distributions for the fiscal years ended June 30, 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$287,152	$171,284
Return of Capital	104,972	–

	$392,124	$171,284

As of June 30, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed long-term capital gain	$–	$–	$–
Accumulated capital and other losses	(11,141,715)	(43,958,986)	(2,417,759)
Net unrealized appreciation (depreciation)	4,806,417	(1,424,007)	363,312
Other accumulated losses	(42,875)	–	–

	$(6,378,173)	$(45,382,993)	$(2,054,447)

As of June 30, 2013, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $0 and $8,124 for the Value Fund and Dividend Growth Fund, respectively. The Income Fund has temporary book-tax differences attributable to cumulative trust preferred securities, the tax deferral of losses on washsales, and reverse convertible bonds in the amounts of $1,546, $2,016, and $43,242, respectively.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS – continued

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital and other losses” above.

As of June 30, 2013, accumulated capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$11,141,715	$–	$42,875
Income Fund	43,958,986	–	–
Dividend Growth Fund	2,417,759	–	–

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2013, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$1,222,799	$3,439,170	$–
No expiration – long term	–	5,007,249	–
Expires on June 30, 2016	–	1,678,970	–
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	9,918,916	24,109,306	2,417,759
Expires on June 30, 2019	–	2,678,326	–

	$11,141,715	$43,958,986	$2,417,759

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards will be utilized prior to the utilization of carryforwards with expiration dates.

NOTE 12. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 relates to disclosures about offsetting assets and liabilities. In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”). This update gives additional clarifications to ASU 2011-11. The amendments in ASU 2013-01 require an entity to disclose information about offsetting and related arrangements to enable user of its financial statements to understand the effect of those arrangements on its financial position. ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2013-01 and its impact on the financial statements. However, management believes the adoption of these ASUs will not have a material impact on the financial statements.

IMS FAMILY OF FUNDS

NOTES TO THE FINANCIAL STATEMENTS – (continued)

June 30, 2013

NOTE 13. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2013, the aggregate value of such securities amounted to $9,939,037 and value amounts to 25.52% of the net assets of the Income Fund.

	Acquisition Date		Shares or Principal Amount	Amortized Cost	Fair Value
Bridgemill Finance, LLC, 8.000%, 07/15/2017	7/12/2007		$909,835	$909,835	$891,638
Cash Store Financial Services, 11.500%, 01/31/2017	5/21/2012	(a)	1,289,000	1,149,677	974,432
Ceagro Agricola, Ltd., 10.750%, 5/16/2016	2/2/2011		800,000	786,545	806,136
Chukchansi Economic Development Authority, 9.750%, 05/30/2020	4/25/2011	(b)	1,277,651	1,165,387	607,687
Credit Agricole SA, 8.375%, 10/29/2049	9/16/2010	(c)	1,200,000	1,242,069	1,276,500
Newland International Properties Corp., 9.500%, 11/15/2014	6/3/2011		700,000	655,956	532,000
Oceanografia SA de CV, 11.250%, 07/15/2015	12/6/2012	(e)	1,150,000	969,037	968,875
O&G Leasing, LLC, 10.500%, 09/15/2013	4/4/2007	(d)	1,530,000	1,512,436	1,086,300
Panama Canal Railway Co., 7.000%, 11/01/2026	2/27/2013		613,200	592,037	594,804
Petroleos Mexicanos, 7.650%, 11/24/2021	3/13/2013		612,992	698,428	620,155
Plaza Orlando Condo Association, Inc., 5.500%, 05/15/2031	8/30/2006	(f)	361,000	327,805	238,260
Provincia de Buenos Aires, 9.625%, 04/18/2028	11/12/2010		1,000,000	870,166	630,000
UPM-Kymmene Oyj Corp., 7.450%, 11/26/2027	3/24/2010		700,000	591,207	712,250

				$11,470,585	$9,939,037

(a)	Purchased on various dates beginning 05/21/2012.
(b)	Purchased on various dates beginning 04/25/2011.
(c)	Purchased on various dates beginning 09/16/2010.
(d)	Purchased on various dates beginning 04/04/2007.
(e)	Purchased on various dates beginning 12/06/2012.
(f)	Purchased on various dates beginning 08/30/2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

IMS Family of Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the IMS Family of Funds comprising IMS Capital Value Fund, IMS Dividend Growth Fund, and IMS Strategic Income Fund (the “Funds”) each a series of the Unified Series Trust, as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the IMS Family of Funds as of June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 27, 2013

TRUSTEES AND OFFICERS – (Unaudited)

June 30, 2013

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 65) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of Investment Committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 66) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 62) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 60) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Past Chairman, Bluegrass Tomorrow, nonprofit organization, and Chairman of The Lexington Convention and Visitors’ Bureau.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Executive Vice President and Chief Officer , Corporate Development for Global Trust Company since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc. since February 2003 and Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

June 30, 2013

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 57)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 51) Interim President, March 2012 to present Senior Vice President, May 2007 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.
Robert W. Silva (Age – 46) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust since February 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

June 30, 2013

Interested Trustees & Officers – continued
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010.

*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 19 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

June 30, 2013

The IMS Funds’ Annual Report dated June 30, 2013

IMS Capital Value Fund (the “Value Fund”), IMS Dividend Growth Fund (the “Growth Fund”) and IMS Strategic Income Fund (the “Income Fund,” and, together with the Value Fund and the Growth Fund, each a “Fund” and collectively the “Funds”) are series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of each Fund and, as required by law, determines annually whether to approve the continuance of each Fund’s management agreement with the Funds’ investment adviser, IMS Capital Management, Inc. (“IMS”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or IMS (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee consisting of all of the Trustees (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 23, 2013 via teleconference to consider the renewal of the management agreements between the Trust and IMS on behalf of each Fund, respectively. All Trustees were present. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) a letter sent by the Administrator on behalf of the Board to IMS requesting information that the Trustees likely would consider in determining whether to renew each Fund’s management agreement as required under Section 15(c) of the Investment Company Act of 1940, as amended, and IMS’s responses, including, among other information, any changes in advisory personnel, an analysis of IMS’s profitability from managing each Fund, and a soft dollar report; (ii) a description of factors considered by the Board in approving the management agreement for each Fund during the previous year; (iii) commentary prepared by IMS separately discussing each Fund’s performance over each of the second, third, and fourth quarters of 2012, and the first quarter of 2013, factors affecting this performance, and why the performance varied from that of each Fund’s applicable peer group and benchmark; (iv) schedule of each Fund’s investments as of December 31, 2012; (v) reports prepared by the Administrator comparing each Fund’s performance, advisory fees and expense ratios to those of its peer group and benchmark, as applicable; (vi) IMS’s balance sheet as of December 31, 2012, and income statement for the year ended December 31, 2012; and (vii) a report from the Trust’s Chief Compliance Officer summarizing IMS’s compliance program. After discussing the materials, the Committee contacted Carl W. Marker, Chairman and Chief Investment Officer of IMS and portfolio manager of each Fund, and Doug Kintzinger, President and Chief Executive Officer of IMS, and conducted an interview led by the Chairman of the Audit Committee of the Board.

At the Trustees’ in-person meeting held on May 19 and 20, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuance of each Fund’s management agreement with IMS for an additional year. The Trustees’ approval of each Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i)

The Nature, Extent and Quality of Services – The Trustees reviewed IMS’s responses regarding the resources provided to each Fund, and considered the adequacy of these resources in light of the desired growth in the levels of each Fund’s assets, and whether the resources are sufficient. The Trustees determined that IMS’s resources appear adequate, and specifically noted that IMS continues to provide the services and support of various administrative and professional staff, including a chief compliance officer,

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

June 30, 2013

an experienced portfolio manager, a research analyst and trader. The Trustees considered IMS’s representation that it was not proposing any changes to the level of services provided to any of the Funds, and that the only change in investment strategies during the prior year had been a change to the Value Fund to add investments in large-cap stocks to its primary investment strategy.

(ii)	Fund Performance – The Trustees considered each Fund’s performance and reviewed materials provided by IMS and the Administrator with respect to such performance.

(a)	IMS Value Fund – The Trustees noted that the Value Fund had underperformed its benchmark and peer group average for the one-, three- and five-year periods ended February 28, 2013, but had outperformed its benchmark, the S&P 500 Index, for the ten-year period. The Trustees considered IMS’s representation that much of the Value Fund’s underperformance relative to its peer group average over recent periods is the result of the peer group being more heavily weighted towards mid-cap stocks, which outperformed large-cap stocks over the past year, while the Value Fund had been more heavily weighted toward large cap stocks. The Trustees noted that the Value Fund had recently updated its prospectus to reflect its new investment strategy of investing primarily in both large- and mid-cap stocks, and that its peer group reflected the Value Fund’s old strategy of primarily investing only in mid-cap stocks. The Trustees also considered IMS’s explanation that the Value Fund’s more defensive positioning during the second half of the year hurt performance relative to its peer group and benchmark, as aggressive stocks performed well in the second half. The Trustees also noted that the Value Fund had performed well relative to its peers for the year-to-date period ended March 31, 2013.

(b)	IMS Growth Fund – The Trustees considered that while the Growth Fund had underperformed its peer group average for the one- and three-year periods ended February 28, 2013, it had performed well over the long-term, outperforming its peer group over the longer five-year period and the performance of its benchmark, the S&P 500 Index, for the three- and five-year periods. The Trustees noted IMS’s explanation that part of the underperformance during recent periods was due to the Growth Fund’s exposure to underperforming international and emerging markets.

(c)	IMS Income Fund – The Trustees considered that the Income Fund has had strong recent performance, outperforming its benchmark, the Barclays Aggregate Bond Index, and peer group average for the one- and three-year periods ended February 28, 2013, and outperforming its benchmark for the longer ten-year period. The Trustees also considered, however, that the Income Fund has underperformed its benchmark for the five- and ten-year periods, and its peer group average over the five-year period.

(iii)	Fee Rate and Profitability

(a)	IMS Value Fund – The Trustees considered that the Value Fund’s advisory fee, both gross and net, is the highest among the funds in its peer group, and that its net expense ratio is the second highest among its peers. The Trustees also considered that the Value Fund’s advisory fee is fully disclosed in its prospectus, and that Value Fund shareholders are presumably aware of the amount. The Trustees noted that, whether or not marketing expenses are deducted, IMS is realizing a profit as a result of managing the Value Fund, and determined that this profit was not excessive.

(b)

IMS Growth Fund – The Trustees reviewed updated fee information for the Growth Fund at their full Board meeting, and considered that the Growth Fund’s net advisory fee (after fee waivers/expense reimbursements by IMS) was higher than the average net advisory fee of its peer group. The Trustees also considered that the Growth Fund is small in terms of assets under management, and IMS is waiving a substantial portion of its advisory fee. In addition, the Trustees noted that the advisory fee is fully disclosed in the Growth Fund’s prospectus, and that Growth Fund shareholders are presumably aware of the amount. The Trustees noted that, whether or not marketing expenses are deducted, IMS is

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

June 30, 2013

not realizing a profit as a result of managing the Growth Fund due to its obligation to cap expenses. The Trustees also considered that IMS has agreed to cap the Growth Fund’s expenses through at least October 31, 2013.

(c)	IMS Income Fund – The Trustees noted that the Income Fund’s advisory fee, both gross and net, is the second highest among the funds in its peer group and that its net expense ratio is the third highest. The Trustees also considered that the Income Fund’s investments in high yield securities require IMS to expend additional time and resources in selecting these securities and fair valuing certain securities. The Trustees also noted that the Income Fund’s advisory fee is fully disclosed in its prospectus, and that Income Fund shareholders are presumably aware of the amount. The Trustees noted that, whether or not marketing expenses are deducted, IMS is not realizing a profit as a result of managing the Income Fund due to IMS’s obligation to cap expenses. The Trustees also considered that IMS has agreed to cap the Income Fund’s expenses through at least October 31, 2013.

The Board considered other potential benefits that IMS may receive in connection with its management of the Funds. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Funds along with other advisory clients of IMS. The Board noted that IMS directs the Funds’ brokerage transactions to brokers who provide such research services, and considered IMS’s representation that the research services benefit all of its advisory clients, including the Funds. The Trustees noted IMS’s explanation that IMS manages a small number of separate accounts using similar investment strategies as are used to manage the Value Fund and the Growth Fund, and the IMS charges advisory fees to the separate accounts that range from 1.00% to 1.90%, in comparison to the 1.21% and 1.26% advisory fees charged to the Value Fund and the Growth Fund, respectively. The Trustees also considered IMS’s explanation that, to the extent the advisory fees are higher for the Value Fund and the Growth Fund than for the separate accounts, it was due to the higher costs of completing with regulations and reporting obligations applicable to mutual funds.

(iv)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by IMS as the Funds grow larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that the Funds are all relatively small, and that IMS is still capping expenses for the Growth Fund and Income Fund and is not making a profit as a result of managing either of these funds. The Trustees further considered that, while IMS is making a profit as a result of managing the Value Fund, IMS does not appear to have begun to realize any significant economies of scale from managing any of the Funds, and noted that IMS had indicated that it would be in a better position to discuss breakpoints should a Fund grow to a more substantial size.

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fee paid by each Fund is reasonable, based on the nature and quality of advisory services provided by IMS to the Fund, and unanimously voted to approve the continuation of the management agreements between the Trust and IMS on behalf of each Fund, respectively.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (800) 934-5550 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Kenneth G.Y. Grant

Nancy V. Kelly, Interested

OFFICERS

Joseph L. Rezabek, Senior Vice President

John C. Swhear, Senior Vice President and Interim President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

Tara Pierson, Secretary

INVESTMENT ADVISOR

IMS Capital Management, Inc.

8995 S.E. Otty Road

Portland, OR 97086

DISTRIBUTOR

Foreside Distribution Services, LP

690 Taylor Rd. Ste. 150

Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The IMS Funds:	FY 2013	$42,500
	FY 2012	$40,000

(b)	Tax Fees

Registrant
The IMS Funds:	FY 2013	$8,000
	FY 2012	$7,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(c)	All Other Fees

Registrant
The IMS Funds:	FY 2013	$0
	FY 2012	$3,900

Nature of the fees: Fund Accounting system conversion testing.

(d)	(1)	Audit Committee’s Pre-Approval Policies

		The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

	(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(e) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(f) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$ 0	$ 0
FY 2012	$ 0	$ 0

(g) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 27, 2013 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	8/27/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, Interim President

Date	8/27/2013

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date	8/27/2013